FUNDAMENTAL FAMILY OF FUNDS
                          (collectively, the "Funds")
                         Fundamental Fixed Income Fund
              (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                            The California Muni Fund
                            Fundamental Funds, Inc.
                              (New York Muni Fund)

                        Supplement Dated March 16, 1999
                                       to
                          Prospectus dated May 1, 1998


         The following proposals were approved by shareholders of the Funds at the Special Meeting of Shareholders ("Special Meeting") held on March 12, 1999:

        1. Approved new Investment Advisory Agreements between the Funds and Cornerstone Equity Advisors Inc. ("Cornerstone");

        2. Ratified the payment of advisory fees by the Funds to Cornerstone for the period from November 30, 1998 through the date of the Special Meeting;

        3. Elected the following persons to serve on the Fund Boards:

                             William J. Armstrong
                             L. Greg Ferrone
                             G. John Fulvio
                             Stephen C. Leslie
                             Leroy E. Rodman
                             Dr. Yvonne Scruggs-Leftwich

        4. With respect to the Tax-Free Money Market Series, reclassified an investment policy prohibiting investment in other investment companies as non-fundamental.